ADVANCED SERIES TRUST Schedule “A”
Portfolio	Contractual Fee Rate
AST Academic Strategies Asset Allocation Portfolio*	Fund-of-Funds Segments/Sleeves:
0.72% of average daily net assets

Non Fund-of-Funds Segments/Sleeves:
0.5525% of average daily net assets to $300 million;
0.5425% on next $200 million of average daily net assets;
0.5325% on next $250 million of average daily net assets;
0.5225% on next $2.5 billion of average daily net assets;
0.5125% on next $2.75 billion of average daily net assets;
0.4825% on next $4 billion of average daily net assets;
0.4625% over $10 billion of average daily net assets
AST Advanced Strategies Portfolio	0.6825% of average daily net assets to $300 million;
0.6725% on next $200 million of average daily net assets;
0.6625% on next $250 million of average daily net assets;
0.6525% on next $2.5 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% on next $2.5 billion of average daily net assets;
0.5726% on next $2.5 billion of average daily net assets;
0.5525% on next $5 billion of average daily net assets;
0.5325% over $20 billion of average daily net assets
AST AQR Large-Cap Portfolio	0.5825% of average daily net assets up to $300 million;
0.5725% on next $200 million of average daily net assets;
0.5625% on next $250 million of average daily net assets;
0.5525% on next $2.5 billion of average daily net assets;
0.5425% on next $2.75 billion of average daily net assets;
0.5125% on next $4 billion of average daily net assets;
0.4925% over $10 billion of average daily net assets
AST Balanced Asset Allocation Portfolio	0.15% of average daily net assets
AST BlackRock Global Strategies Portfolio	0.8325% of average daily net assets to $300 million;
0.8225% on next $200 million of average daily net assets;
0.8125% on next $250 million of average daily net assets;
0.8025% on next $2.5 billion of average daily net assets;
0.7925% on next $2.75 billion of average daily net assets;
0.7625% on next $4 billion of average daily net assets;
0.7425% over $10 billion of average daily net assets

AST BlackRock iShares ETF Portfolio	0.7325% of average daily net assets up to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets
AST BlackRock Low Duration Bond Portfolio (formerly, AST PIMCO Limited Maturity Bond Portfolio)	0.4825% of average daily net assets to $300 million;
0.4725% on next $200 million of average daily net assets;
0.4625% on next $250 million of average daily net assets;
0.4525% on next $2.5 billion of average daily net assets;
0.4425% on next $2.75 billion of average daily net assets;
0.4125% on next $4 billion of average daily net assets;
0.3925% over $10 billion of average daily net assets
AST BlackRock/Loomis Sayles Bond Portfolio (formerly, AST PIMCO Total Return Bond Portfolio)	0.4825% of average daily net assets to $300 million;
0.4725% on next $200 million of average daily net assets;
0.4625% on next $250 million of average daily net assets;
0.4525% on next $2.5 billion of average daily net assets;
0.4425% on next $2.75 billion of average daily net assets;
0.4125% on next $4 billion of average daily net assets;
0.3925% over $10 billion of average daily net assets
AST Bond Portfolio 2017†	0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets
AST Bond Portfolio 2018†	0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets
AST Bond Portfolio 2019†	0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets

AST Bond Portfolio 2020†	0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets
AST Bond Portfolio 2021†	0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets
AST Bond Portfolio 2022†	0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets
AST Bond Portfolio 2023†	0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets
AST Bond Portfolio 2024†	0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets
AST Bond Portfolio 2025†	0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets

AST Boston Partners Large-Cap Value Portfolio (formerly, AST Jennison Large-Cap Value Portfolio)	0.5825% of average daily net assets to $300 million;
0.5725% on next $200 million of average daily net assets;
0.5625% on next $250 million of average daily net assets;
0.5525% on next $2.5 billion of average daily net assets;
0.5425% on next $2.75 billion of average daily net assets;
0.5125% on next $4 billion of average daily net assets;
0.4925% over $10 billion of average daily net assets
AST Capital Growth Asset Allocation Portfolio	0.15% of average daily net assets
AST ClearBridge Dividend Growth Portfolio	0.6825% of average daily net assets to $300 million;
0.6725% on next $200 million of average daily net assets;
0.6625% on next $250 million of average daily net assets;
0.6525% on next $2.5 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% over $10 billion of average daily net assets
AST Cohen & Steers Realty Portfolio	0.8325% of average daily net assets to $300 million;
0.8225% on next $200 million of average daily net assets;
0.8125% on next $250 million of average daily net assets;
0.8025% on next $2.5 billion of average daily net assets;
0.7925% on next $2.75 billion of average daily net assets;
0.7625% on next $4 billion of average daily net assets;
0.7425% over $10 billion of average daily net assets
AST Defensive Asset Allocation Portfolio	0.15% of average daily net assets
AST FI Pyramis® Quantitative Portfolio	0.6825% of average daily net assets to $300 million;
0.6725% on next $200 million of average daily net assets;
0.6625% on next $250 million of average daily net assets;
0.6525% on next $2.5 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% over $10 billion of average daily net assets

AST Global Real Estate Portfolio	0.8325% of average daily net assets to $300 million;
0.8225% on next $200 million of average daily net assets;
0.8125% on next $250 million of average daily net assets;
0.8025% on next $2.5 billion of average daily net assets;
0.7925% on next $2.75 billion of average daily net assets;
0.7625% on next $4 billion of average daily net assets;
0.7425% over $10 billion of average daily net assets
AST Goldman Sachs Large-Cap Value Portfolio	0.5825% of average daily net assets to $300 million;
0.5725% on next $200 million of average daily net assets;
0.5625% on next $250 million of average daily net assets;
0.5525% on next $2.5 billion of average daily net assets;
0.5425% on next $2.75 billion of average daily net assets;
0.5125% on next $4 billion of average daily net assets;
0.4925% over $10 billion of average daily net assets
AST Goldman Sachs Mid-Cap Growth Portfolio	0.8325% of average daily net assets to $300 million;
0.8225% on next $200 million of average daily net assets;
0.8125% on next $250 million of average daily net assets;
0.8025% on next $2.5 billion of average daily net assets;
0.7925% on next $2.75 billion of average daily net assets;
0.7625% on next $4 billion of average daily net assets;
0.7425% over $10 billion of average daily net assets
AST Goldman Sachs Multi-Asset Portfolio	0.7825% of average daily net assets to $300 million;
0.7725% on next $200 million of average daily net assets;
0.7625% on next $250 million of average daily net assets;
0.7525% on next $2.5 billion of average daily net assets;
0.7425% on next $2.75 billion of average daily net assets;
0.7125% on next $4 billion of average daily net assets;
0.6925% over $10 billion of average daily net assets
AST Goldman Sachs Small-Cap Value Portfolio	0.7825% of average daily net assets to $300 million;
0.7725% on next $200 million of average daily net assets;
0.7625% on next $250 million of average daily net assets;
0.7525% on next $2.5 billion of average daily net assets;
0.7425% on next $2.75 billion of average daily net assets;
0.7125% on next $4 billion of average daily net assets;
0.6925% over $10 billion of average daily net assets
AST Government Money Market Portfolio (Formerly AST Money Market Portfolio)	0.3325% of average daily net assets to $300 million;
0.3225% on next $200 million of average daily net assets;
0.3125% on next $250 million of average daily net assets;
0.3025% on next $2.5 billion of average daily net assets;
0.2925% on next $2.75 billion of average daily net assets;
0.2625% on next $4 billion of average daily net assets;
0.2425% over $10 billion of average daily net assets

AST High Yield Portfolio	0.5825% of average daily net assets to $300 million;
0.5725% on next $200 million of average daily net assets;
0.5625% on next $250 million of average daily net assets;
0.5525% on next $2.5 billion of average daily net assets;
0.5425% on next $2.75 billion of average daily net assets;
0.5125% on next $4 billion of average daily net assets;
0.4925% over $10 billion of average daily net assets
AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly AST Large-Cap Value Portfolio)	0.5825% of average daily net assets to $300 million;
0.5725% on next $200 million of average daily net assets;
0.5625% on next $250 million of average daily net assets;
0.5525% on next $2.5 billion of average daily net assets;
0.5425% on next $2.75 billion of average daily net assets;
0.5125% on next $4 billion of average daily net assets;
0.4925% over $10 billion of average daily net assets
AST International Growth Portfolio	0.8325% of average daily net assets to $300 million;
0.8225% on next $200 million of average daily net assets;
0.8125% on next $250 million of average daily net assets;
0.8025% on next $2.5 billion of average daily net assets;
0.7925% on next $2.75 billion of average daily net assets;
0.7625% on next $4 billion of average daily net assets;
0.7425% over $10 billion of average daily net assets
AST International Value Portfolio	0.8325% of average daily net assets to $300 million;
0.8225% on next $200 million of average daily net assets;
0.8125% on next $250 million of average daily net assets;
0.8025% on next $2.5 billion of average daily net assets;
0.7925% on next $2.75 billion of average daily net assets;
0.7625% on next $4 billion of average daily net assets;
0.7425% over $10 billion of average daily net assets
AST Investment Grade Bond Portfolio†	0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets
AST J.P. Morgan Global Thematic Portfolio	0.7825% of average daily net assets to $300 million;
0.7725% on next $200 million of average daily net assets;
0.7625% on next $250 million of average daily net assets;
0.7525% on next $2.5 billion of average daily net assets;
0.7425% on next $2.75 billion of average daily net assets;
0.7125% on next $4 billion of average daily net assets;
0.6925% over $10 billion of average daily net assets

AST J.P. Morgan International Equity Portfolio	0.8325% of average daily net assets to $75 million;
0.6825% on next $225 million of average daily net assets;
0.6725% on next $200 million of average daily net assets;
0.6625% on next $250 million of average daily net assets;
0.6525% on next $2.5 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% over $10 billion of average daily net assets
AST J.P. Morgan Strategic Opportunities Portfolio	0.8325% of average daily net assets to $300 million;
0.8225% on next $200 million of average daily net assets;
0.8125% on next $250 million of average daily net assets;
0.8025% on next $2.5 billion of average daily net assets;
0.7925% on next $2.75 billion of average daily net assets;
0.7625% on next $4 billion of average daily net assets;
0.7425% over $10 billion of average daily net assets
AST Jennison Global Infrastructure Portfolio	0.8325% of average daily net assets to $300 million;
0.8225% on next $200 million of average daily net assets;
0.8125% on next $250 million of average daily net assets;
0.8025% on next $2.5 billion of average daily net assets;
0.7925% on next $2.75 billion of average daily net assets;
0.7625% on next $4 billion of average daily net assets;
0.7425% over $10 billion of average daily net assets
AST Jennison Large-Cap Growth Portfolio	0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets
AST Loomis Sayles Large-Cap Growth Portfolio	0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets
AST Lord Abbett Core Fixed Income Portfolio	0.5300% of average daily net assets to $300 million;
0.5200% on next $200 million of average daily net assets;
0.4850% on next $250 million of average daily net assets;
0.4750% on next $250 million of average daily net assets;
0.4500% on next $2.25 billion of average daily net assets;
0.4400% on next $2.75 billion of average daily net assets;
0.4100% on next $4 billion of average daily net assets;
0.3900% over $10 billion of average daily net assets

AST Managed Equity Portfolio††	0.15% of average daily net assets
AST Managed Fixed-Income Portfolio††	0.15% of average daily net assets
AST MFS Global Equity Portfolio	0.8325% of average daily net assets to $300 million;
0.8225% on next $200 million of average daily net assets;
0.8125% on next $250 million of average daily net assets;
0.8025% on next $2.5 billion of average daily net assets;
0.7925% on next $2.75 billion of average daily net assets;
0.7625% on next $4 billion of average daily net assets;
0.7425% over $10 billion of average daily net assets
AST MFS Growth Portfolio	0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets
AST MFS Large-Cap Value Portfolio	0.6825% of average daily net assets to $300 million;
0.6725% on next $200 million of average daily net assets;
0.6625% on next $250 million of average daily net assets;
0.6525% on next $2.5 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% over $10 billion of average daily net assets
AST Multi-Sector Fixed Income Portfolio	0.5325% of average daily net assets to $300 million;
0.5225% on next $200 million of average daily net assets;
0.5125% on next $250 million of average daily net assets;
0.5025% on next $2.5 billion of average daily net assets;
0.4925% on next $2.75 billion of average daily net assets;
0.4625% on next $4 billion of average daily net assets;
0.4425% over $10 billion of average daily net assets

AST Neuberger Berman/LSV Mid-Cap Value Portfolio	0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $250 million of average daily net assets;
0.6525% on next $2.25 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% over $10 billion of average daily net assets
AST New Discovery Asset Allocation Portfolio	0.6825% of average daily net assets to $300 million;
0.6725% on next $200 million of average daily net assets;
0.6625% on next $250 million of average daily net assets;
0.6525% on next $2.5 billion of average daily net assets;
0.6425% on next $750 million of average daily net assets;
0.6225% on next $2 billion of average daily net assets;
0.5925% on next $4 billion of average daily net assets;
0.5725% over $10 billion of average daily net assets
AST Parametric Emerging Markets Equity Portfolio	0.9325% of average daily net assets to $300 million;
0.9225% on next $200 million of average daily net assets;
0.9125% on next $250 million of average daily net assets;
0.9025% on next $2.5 billion of average daily net assets;
0.8925% on next $2.75 billion of average daily net assets;
0.8625% on next $4 billion of average daily net assets;
0.8425% over $10 billion of average daily net assets
AST Preservation Asset Allocation Portfolio	0.15% of average daily net assets
AST Prudential Core Bond Portfolio	0.5325% of average daily net assets to $300 million;
0.5225% on next $200 million of average daily net assets;
0.4875% on next $250 million of average daily net assets;
0.4775% on next $250 million of average daily net assets
0.4525% on next $2.25 billion of average daily net assets;
0.4425% on next $2.75 billion of average daily net assets;
0.4125% on next $4 billion of average daily net assets;
0.3925% over $10 billion of average daily net assets
AST Prudential Growth Allocation Portfolio	0.6825% of average daily net assets to $300 million;
0.6725% on next $200 million of average daily net assets;
0.6625% on next $250 million of average daily net assets;
0.6525% on next $2.5 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% on next $2.5 billion of average daily net assets;
0.5725% on next $2.5 billion of average daily net assets;
0.5525% on next $5 billion of average daily net assets;
0.5325% over $20 billion of average daily net assets

AST QMA Emerging Markets Equity Portfolio	0.9325% of average daily net assets to $300 million;
0.9225% on next $200 million of average daily net assets;
0.9125% on next $250 million of average daily net assets;
0.9025% on next $2.5 billion of average daily net assets;
0.8925% on next $2.75 billion of average daily net assets;
0.8625% on next $4 billion of average daily net assets;
0.8425% over $10 billion of average daily net assets
AST QMA Large-Cap Portfolio	0.5825% of average daily net assets up to $300 million;
0.5725% on next $200 million of average daily net assets;
0.5625% on next $250 million of average daily net assets;
0.5525% on next $2.5 billion of average daily net assets;
0.5425% on next $2.75 billion of average daily net assets;
0.5125% on next $4 billion of average daily net assets;
0.4925% over $10 billion of average daily net assets
AST QMA US Equity Alpha Portfolio	0.8325% of average daily net assets to $300 million;
0.8225% on next $200 million of average daily net assets;
0.8125% on next $250 million of average daily net assets;
0.8025% on next $2.5 billion of average daily net assets;
0.7925% on next $2.75 billion of average daily net assets;
0.7625% on next $4 billion of average daily net assets;
0.7425% over $10 billion of average daily net assets
AST Quantitative Modeling Portfolio	0.25% of average daily net assets
AST RCM World Trends Portfolio	0.7825% of average daily net assets to $300 million;
0.7725% on next $200 million of average daily net assets;
0.7625% on next $250 million of average daily net assets;
0.7525% on next $2.5 billion of average daily net assets;
0.7425% on next $2.75 billion of average daily net assets;
0.7125% on next $4 billion of average daily net assets;
0.6925% over $10 billion of average daily net assets
AST Schroders Global Tactical Portfolio	0.7825% of average daily net assets to $300 million;
0.7725% on next $200 million of average daily net assets;
0.7625% on next $250 million of average daily net assets;
0.7525% on next $2.5 billion of average daily net assets;
0.7425% on next $2.75 billion of average daily net assets;
0.7125% on next $4 billion of average daily net assets;
0.6925% over $10 billion of average daily net assets

AST Small-Cap Growth Portfolio	0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets
AST Small-Cap Growth Opportunities Portfolio (formerly, AST Federated Aggressive Growth Portfolio)	0.7825% of average daily net assets to $300 million;
0.7725% on next $200 million of average daily net assets;
0.7625% on next $250 million of average daily net assets;
0.7525% on next $2.5 billion of average daily net assets;
0.7425% on next $2.75 billion of average daily net assets;
0.7125% on next $4 billion of average daily net assets;
0.6925% over $10 billion of average daily net assets
AST Small-Cap Value Portfolio	0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets
AST T. Rowe Price Asset Allocation Portfolio	0.6825% of average daily net assets to $300 million;
0.6725% on next $200 million of average daily net assets;
0.6625% on next $250 million of average daily net assets;
0.6525% on next $2.5 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% on next $2.5 billion of average daily net assets;
0.5726% on next $2.5 billion of average daily net assets;
0.5525% on next $5 billion of average daily net assets;
0.5325% over $20 billion of average daily net assets
AST T. Rowe Price Growth Opportunities Portfolio	0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets
AST T. Rowe Price Large-Cap Growth Portfolio	0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $250 million of average daily net assets;
0.6525% on next $2.25 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% over $10 billion of average daily net assets

AST T. Rowe Price Natural Resources Portfolio	0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets
AST Templeton Global Bond Portfolio	0.6325% of average daily net assets to $300 million;
0.6225% on next $200 million of average daily net assets;
0.6125% on next $250 million of average daily net assets;
0.6025% on next $2.5 billion of average daily net assets;
0.5925% on next $2.75 billion of average daily net assets;
0.5625 on next $4 billion of average daily net assets;
0.5425% over $10 billion of average daily net assets
AST Value Equity Portfolio (formerly AST Herndon Large-Cap Value Portfolio)	0.6825% of average daily net assets to $300 million;
0.6725% on next $200 million of average daily net assets;
0.6625% on next $250 million of average daily net assets;
0.6525% on next $2.5 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% over $10 billion of average daily net assets
AST WEDGE Capital Mid-Cap Value Portfolio (formerly AST Mid-Cap Value Portfolio)	0.7825% of average daily net assets to $300 million;
0.7725% on next $200 million of average daily net assets;
0.7625% on next $250 million of average daily net assets;
0.7525% on next $2.5 billion of average daily net assets;
0.7425% on next $2.75 billion of average daily net assets;
0.7125% on next $4 billion of average daily net assets;
0.6925% over $10 billion of average daily net assets
AST Wellington Management Hedged Equity Portfolio	0.8325% of average daily net assets to $300 million;
0.8225% on next $200 million of average daily net assets;
0.8125% on next $250 million of average daily net assets;
0.8025% on next $2.5 billion of average daily net assets;
0.7925% on next $2.75 billion of average daily net assets;
0.7625% on next $4 billion of average daily net assets;
0.7425% over $10 billion of average daily net assets
AST Western Asset Core Plus Bond Portfolio	0.5325% of average daily net assets to $300 million;
0.5225% on next $200 million of average daily net assets;
0.5125% on next $250 million of average daily net assets;
0.5025% on next $2.5 billion of average daily net assets;
0.4925% on next $2.75 billion of average daily net assets;
0.4625% on next $4 billion of average daily net assets;
0.4425% over $10 billion of average daily net assets

AST Western Asset Emerging Markets Debt Portfolio	0.6825% of average daily net assets to $300 million;
0.6725% on next $200 million of average daily net assets;
0.6625% on next $250 million of average daily net assets;
0.6525% on next $2.5 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% over $10 billion of average daily net assets

* For AST Academic Strategies Asset Allocation Portfolio, the management fee rate applicable to the fund-of-funds segments/sleeves is limited to assets invested in other portfolios of the Advanced Series Trust. The management fee rate applicable to the non fund-of-funds segments/sleeves excludes assets invested in other portfolios of the Advanced Series Trust. Portfolio assets invested in mutual funds other than the portfolios of the Advanced Series Trust are included in the management fee rate applicable to the non fund-of-funds segments/sleeves.

† The current contractual investment management fee for each of the AST Bond Portfolio 2017, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025 and AST Investment Grade Bond Portfolio is subject to certain breakpoints. The assets of each Portfolio will be aggregated for purposes of determining the fee rate applicable to each Portfolio.

†† For AST Managed Equity Portfolio and AST Managed Fixed-Income Portfolio, the management fee rate applicable to the fund-of-funds segments/sleeves is limited to assets invested in other portfolios of the Trust. The management fee rate applicable to the non fund-of-funds segments/sleeves excludes assets invested in other portfolios of the Trust. Portfolio assets invested in mutual funds other than the portfolios of the Trust are included in the management fee rate applicable to the non fund-of-funds segments/sleeves.

As of December 15, 2016.